#10.48

                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT, dated as of September 27, 2000 ("Termination Agreement"), is executed by and between LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lease Plan"), as landlord (in such capacity, "Lessor") and FAIR, ISAAC AND COMPANY, INC., a Delaware corporation, as lessee (in such capacity, "Lessee"). Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 of the Participation Agreement (as defined below).

                                    RECITALS

         A. Lessor, Lessee, certain financial institutions (the "Participants"), and ABN AMRO Bank N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent"), are parties to that certain Participation Agreement dated as of May 15, 1998 (the "Participation Agreement").

         B. Lessor and Lessee are parties to that certain Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of May 15, 1998, recorded on May 20, 1998, in the Official Records of Marin County, California, as Recorder's Serial No. 1998-0033519, as amended by that certain First Amendment to Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of June 13, 2000, and recorded on June 13, 2000, in the Official Records of Marin County, California, as Recorder's Serial No. 2000-0030318 (as amended, the "Lease"), pursuant to which, inter alia, Lessor leased to Lessee, and Lessee leased from Lessor, certain Property upon the terms and subject to the conditions set forth therein.

         C. In connection with the Participation Agreement and the lease by Lessor to Lessee of the Property, Lessor and Lessee entered into, among other agreements, (i) that certain Purchase Agreement dated as of May 15, 1998 ("Purchase Agreement"), (ii) that certain Memorandum of Purchase Agreement dated as of May 15, 1998 (the "Memorandum of Purchase Agreement") recorded on May 20, 1998, in the Official Records of Marin County, California as Recorder's Serial No. 1998-0033520, (iii) that certain Construction Agency Agreement dated as of May 15, 1998 (the "Construction Agency Agreement"), and (iv) along with the Agent, that certain Cash Collateral Agreement dated as of May 15, 1998 (the "Cash Collateral Agreement").

         D. In order to secure the obligations of Lessor to Agent arising under the Participation Agreement, Lessor executed and delivered, among other agreements, (i) that certain Lessor Deed of Trust and Security Agreement dated as of May 15, 1998, to First American Title Insurance Company, as trustee, for the benefit of Agent, as beneficiary, recorded on May 20, 1998, in the Official Records of Marin County, California, as Recorder's Serial No. 1998-0033522, as amended by that certain First Amendment to Lessor Deed of Trust and Security Agreement dated as of June 13, 2000, and recorded on June 13, 2000, in the Official Records of Marin County, California, as Recorder's Serial No. 2000-0030321 (as amended, the "Lessor

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Deed of  Trust"),  and (ii)  that  certain  Assignment  of Lease  Agreement  and
Purchase  Agreement  dated as of May 15, 1998,  recorded on May 20, 1998, in the
Official  Records  of  Marin  County,   California,  as  Recorder's  Serial  No.
1998-0033523, as amended by that certain First Amendment to Assignment of Lease Agreement and Purchase Agreement dated as of June 13, 2000, and recorded on June 13, 2000, in the Official Records of Marin County, California, as Recorder's Serial No. 2000-0030322 (as amended, the "Assignment of Lease Agreement and Purchase Agreement").

         E. Lessee now desires to pay all outstanding amounts owed to Lessor and Agent by Lessee pursuant to the Participation Agreement, the Lease and the other Terminated Documents (as defined below) and, in connection therewith, Lessor and Lessee desire to terminate the Participation Agreement, the Lease, the Purchase Agreement, the Memorandum of Purchase Agreement, the Construction Agency
Agreement, the Cash Collateral Agreement, the Lessor Deed of Trust, the Assignment of Lease Agreement and Purchase Agreement and all other documents, instruments and agreements related to any of the foregoing (collectively, the "Terminated Documents") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee and Lessor hereby agree as follows:

         1. Payment and Termination of the Terminated Documents. Lessor, in its capacity as lessor, and Agent, in its capacity as agent for the Participants, hereby acknowledge receipt of $26,314,051.34 as consideration in full of the outstanding Rent and all other amounts owing under the Lease and any other Terminated Document, and the termination of the Lease and all other Terminated Documents as follows:

      A. Principal                                     $   26,141,172.18

      B. Interest  through   September  27,
         2000  (plus per diem of  $5,397.04
         for each day after  September  27,
         2000)                                                140,323.08

      C. Commitment  Fees (plus per diem of
         $240.49   for   each   day   after
         September 27, 2000)                                   20,887.98

      D. Breakage Costs                                           168.10

      E. Accrued  Expenses  of  Lessor  and
         ABN Attorneys'  Fees (estimated as
         of 9/26/00)                                           11,500.00

                                            Total      $   26,314,051.34

provided, however, that nothing contained herein shall have any effect on Lessee's obligation to reimburse the Lessor Parties with respect to indemnification and similar obligations of Lessee set forth in the Participation Agreement, the Lease or the other Terminated Documents, which by their terms expressly provide that they survive the termination of such agreement.

         2.       Termination of the Terminated Documents; Release of Liens.


                  (a) Each of the Terminated Documents executed by Lessee pursuant to which, inter alia, Lessee granted to Lessor a security interest with respect to the obligations




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         of Lessee  arising under the  Participation  Agreement and the Lease is hereby terminated and Lessee is hereby released therefrom, and Lessor hereby releases, assigns, transfers and delivers to Lessee without recourse and without representation or warranty, all of its rights,
         title  and  interests   contained  therein.   In  connection  with  the
         foregoing,  Lessor shall execute and deliver to Lessee for  recordation
         (i) that certain Mutual Cancellation, Termination and Reconveyance of Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing in the form of Attachment A hereto (the "Termination of Lease"), (ii) Mutual Cancellation and Termination of Purchase Agreement in the form of Attachment B hereto
         (the   "Termination   of  Purchase   Agreement"),   and  (iii)   Mutual
         Cancellation   and  Termination  of  Construction   Agency   Agreement,
         Assignment of Construction Agreements, and Cash Collateral Agreement in the form of Attachment C hereto (the "Termination of Construction Agency and Other Agreements").

                  (b) From time to time, upon request by either party, Lessor or Lessee shall, without further consideration other than reimbursement for any reasonable costs and expenses, execute, deliver and acknowledge all such further documents, agreements, certificates and instruments and do such further acts as the other party may reasonably require to more effectively evidence or effectuate the transactions contemplated by this Termination Agreement, including, but not limited to, the release and termination of the Terminated Documents and the release and discharge of all security interests and all other rights and interests that Lessor has or may have had in connection therewith.

         3. Effectiveness. This Termination Agreement shall become effective on September 27, 2000 (the "Effective Date"), subject to the receipt by Lessor and Lessee on or prior to the Effective Date of the following, each in form and substance satisfactory to Lessor, Agent, Lessee and their respective counsel:

                  (a) This Termination Agreement duly executed by Lessee and Lessor;

                  (b) Lessor and Agent shall have received the payment of the amount referred to in Section 1 hereof;

                  (c) The Termination of Lease, duly executed by Lessee and Lessor and appropriately notarized;

                  (d) The Termination of Purchase Agreement, duly executed by Lessee and Lessor and appropriately notarized;

                  (e)  The   Termination  of   Construction   Agency  and  Other
         Agreements, duly executed by Lessee and Lessor and appropriately notarized;

                  (f) The release and reconveyance of the Lessor Deed of Trust;

                  (g) The termination of the Assignment of Lease Agreement and Purchase Agreement; and

                  (h) Such other documents, instruments and agreements as either Lessor or


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         Lessee may reasonably  request in order to evidence the  termination of the Lease Agreement and all other Terminated Documents as provided for herein.

         4. Miscellaneous. This Termination Agreement may not be amended, modified or waived except in writing signed by the party against whom enforcement of such amendment, modification or waiver is sought. This Termination Agreement shall be construed and interpreted in accordance with the laws of the State of California. This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                          [The Signature Page Follows]







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         IN WITNESS WHEREOF,  the undersigned have entered into this Termination
Agreement as of the day and year first above written.

       LESSEE:              FAIR ISAAC AND COMPANY, INC.,
                                     a Delaware corporation

                                     By: ______________________________
                                     Name: ____________________________
                                     Title: ___________________________


       LESSOR:              LEASE PLAN NORTH AMERICA, INC.,
                                     an Illinois corporation

                                     By: ______________________________
                                     Name: ____________________________
                                     Title: ___________________________



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